Exhibit 99.1
NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
October 23, 2014

Compuware Corporation Reports Second Quarter,
Fiscal Year 2015 Results

•	Non-GAAP earnings per share were $0.09; GAAP EPS of $0.04

•	Total revenues were approximately $170.9M

•	Total APM (Dynatrace) revenue was approximately $83.2M; contribution margin of 11.9 percent

•	Total Mainframe revenue was approximately $66.0M; contribution margin of 75.9 percent

DETROIT, October 23, 2014 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its second quarter, fiscal year 2015 ended September 30, 2014.

Non-GAAP net income for the quarter was $19.9 million, or $0.09 per diluted share, compared to $21.2 million, or $0.10 per diluted share in the year-ago period. GAAP net income for the second quarter was $9.2 million, or $0.04 per diluted share, compared to $9.1 million, or $0.04 per diluted share in the year-ago period. Prior-year amounts relate to our continuing operations.

(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“The second quarter was a solid period for Compuware, as we ended up ahead of projected profitability and in line with revenue expectations. We have established a market-leadership position in application performance management and continue to see great progress in stabilizing our mainframe business,” said Compuware CEO Bob Paul. “We remain extremely enthusiastic about the opportunity in front of us. The completion of the Company’s transformation into a lean and focused entity able to compete and win in today’s tech market is almost complete.  Also, our recent announcement regarding the finalization of the Covisint spin marks the accomplishment of another key milestone along this path, all of which will significantly benefit customers, employees and shareholders alike.”

With regard to the sale of the Company to Thoma Bravo, Compuware plans to mail the definitive proxy statement to shareholders on or about November 4, 2014 and, subject to regulatory approval, expects the shareholder meeting seeking approval for the transaction to be held on or about December 8, 2014.

Second Quarter Fiscal Year 2015 Dynatrace Segment Results and Highlights

•	Total revenue was approximately $83.2M, up 8.9 percent y/y.

•	Software license fees were approximately $25.9M, up 3.4 percent y/y.

•	Maintenance fees were approximately $29.4M, up 19.5 percent y/y.

•	Subscription fees were approximately $19.9M, flat y/y.

•	Services fees were approximately $7.9M, up 16.6 percent y/y.

•	Continued 90 percent+ overall maintenance renewal rate.

•	Services on growth track due to transition from “implementation services” to “expert services.”

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

•	Customer satisfaction at industry best 89.9% “Net Promoter Score.”

•	APMaaS bookings up 40 percent y/y with continued strength forecasted.

Second Quarter Fiscal Year 2015 Mainframe Segment Results and Highlights

•	Total revenue was approximately $66.0M, down 8.1 percent y/y.

•	Software license fees were approximately $6.3M, down 16.6 percent y/y.

•	Maintenance fees were approximately $59.6M, down 7.2 percent y/y.

•	Contribution margin was approximately 75.9 percent compared to 76.6 percent last year.

•	Exceeded plan for software license bookings and revenue.

Second Quarter Fiscal Year 2015 Company Results

During the company’s second quarter:

•	Total revenues were approximately $170.9M, down 1.0 percent y/y.

•	Software license fees were approximately $32.2M, down 1.2 percent y/y.

•	Maintenance fees were approximately $89.0 million, flat y/y.

•	Subscription fees were approximately $19.9 million, flat y/y.

•	Application services fees were approximately $21.7 million, down 11.4 percent y/y.

Second Quarter Fiscal Year 2015 Company Highlights

During the second quarter, Compuware:

•	Entered into a definitive agreement to be acquired by leading private equity investment firm Thoma Bravo, LLC, in a transaction valued at approximately $2.5 billion. The transaction is subject to approval from Compuware's shareholders, regulatory approvals, and other customary closing conditions. The closing of the transaction is also subject to the completion of a distribution of Covisint.

•	Appointed Christopher O'Malley President of Mainframe Operations effective July 21, 2014. In this role, O'Malley oversees all facets of the business unit’s operations, including sales and marketing, product development and management, and customer support.

•	Announced plans to operationally separate its mainframe and APM businesses and that the resulting mainframe-dedicated company will carry the Compuware name.

•	Announced that its market-leading APM business will operate under the name Dynatrace.

•	Announced that the annual 2014 Compuware PERFORM Global User Conference would be held October 7 - 9 in Orlando, Florida, where the Dynatrace team would share real-world examples of how companies use APM to optimize users’ experiences online, drive profits and build business success.

•	Announced that Gartner, Inc., named Compuware the worldwide APM market share leader for the second year in a row.

•	Announced that SD Times Magazine has named Compuware APM (Dynatrace) to its 2014 SD Times 100 list as a leader and innovator in the “Mobile Testing, Quality Assurance, and Security” category.

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

•	Revealed that Covisint Chief Security Officer Dave Miller would deliver a presentation on cloud computing titled “The Four Immutable Laws of Cloud Computing,” at the Gartner Catalyst Conference.

•	Stated that Covisint simplified the Physician Quality Reporting System (PQRS) for physicians and healthcare systems with its 2014 PQRS Registry.

•	In conjunction with leading IT industry analyst firm Enterprise Management Associates, teamed up to host “A Pragmatic Approach to DevOps and the Mainframe” live webcast.

•	Announced that Mainframe APM Subject Matter Expert Spencer Hallman and Mainframe Product Manager Tyler Allman would co-present the session, “Break Down IT Walls for Faster, More Seamless Mainframe Application Problem Resolution” at the SHARE conference in Pittsburgh.

•	Announced that Dynatrace teamed up with Rosetta, one of the largest customer engagement and e-commerce agencies in the U.S., for a live webcast to provide tips on how retailers can avoid the most common eCommerce mistakes during the holiday shopping season and deliver superior online experiences to their customers.

•	Announced that Perficient, a leading information technology and management consulting firm serving global 2000 and other large enterprise customers throughout North America, joined Covisint's Certified Service Partner program.

•	Featured on the cover of Enterprise Executive with an article titled, "Compuware’s Chris O’Malley Shares His Vision of “Mainframe’s Next 50 Years.”

•	Released the video, “Empower Your Next-Gen Mainframe Developers,” to help IT organizations overcome the significant challenges of improving the efficiency and productivity of the next generation of development and operations teams.

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (“GAAP”), the Company has provided non-GAAP net income and non-GAAP diluted earnings per share. These financial measures exclude the impact of certain items and, therefore, have not been calculated in accordance with GAAP. These non-GAAP financial measures exclude stock compensation expense; amortization of purchased software and acquired intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. The accompanying tables provides a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

We believe that inclusion of these non-GAAP financial measures provides better comparability with our historical financial results and with the results of many of our competitors. In addition, we believe these non-GAAP financial measures are useful to investors because they allow investors to review supplemental information used internally by management to evaluate our financial results. These non-GAAP measures also represent the means by which we communicate our earnings guidance to investors.

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, are not audited, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as stock compensation expense; amortization of purchased software and acquired intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net income. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net income or loss, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. We have procedures in place to ensure that these measures are calculated using the appropriate GAAP components in their entirety and to ensure that our performance is properly reflected to facilitate consistent period-to-period comparisons. Management reviews the non-GAAP adjustments on a net-of-tax basis when evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:

Stock compensation expense. Our non-GAAP financial measures exclude the compensation charges required to be recorded by GAAP for equity awards to employees and directors.  Although this is a normal recurring expense for us, we believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures excluding this expense because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management in the current period.

Amortization of purchased software and acquired intangibles.  Our non-GAAP financial measures exclude costs associated with the amortization of purchased software and acquired intangible assets.  Although this is a normal recurring expense for us, we believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures excluding this expense because these costs are fixed at the time of acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management in the current period.

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates as they relate to our ongoing corporate restructuring activities. We believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures excluding restructuring charges in order to provide comparability and consistency with historical operating results.

Advisory fees associated with certain shareholder actions and our business transformation initiative. In response to certain shareholder actions dating back to fiscal 2013, we have taken various actions to drive shareholder value.  These actions have resulted in significant consultant fees to investigate business alternatives and implement business transformation plans. We believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures excluding such costs in order to provide comparability and consistency with historical operating results.

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware is the technology performance company, and we exist solely to help our customers optimize the performance of their most important and innovative technologies—those that drive their businesses forward. Today, more than 7,100 companies, including many of the world’s largest organizations, depend on Compuware and our new-generation approach to performance management to do just that. Learn more at: http://www.compuware.com.

###
Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2014	2013
CURRENT ASSETS:
Cash and cash equivalents	$255,270	$50,372
Accounts receivable, net	313,944	381,892
Offering proceeds receivable	-	68,448
Deferred tax asset, net	37,192	42,837
Income taxes refundable	4,313	4,628
Prepaid expenses and other current assets	30,892	33,365
Total current assets	641,611	581,542

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	279,748	295,264

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	95,805	111,162

ACCOUNTS RECEIVABLE	161,130	191,208
DEFERRED TAX ASSET, NET	16,011	30,351
GOODWILL	632,106	732,265
OTHER ASSETS	23,460	28,688

TOTAL ASSETS	$1,849,871	$1,970,480

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$18,947	$16,894
Accrued expenses	79,451	92,969
Income taxes payable	14,998	18,266
Deferred revenue	347,092	387,878
Total current liabilities	460,488	516,007

LONG TERM DEBT	-	14,000

DEFERRED REVENUE	250,646	285,119

ACCRUED EXPENSES	20,079	18,274

DEFERRED TAX LIABILITY, NET	36,378	52,769
Total liabilities	767,591	886,169

SHAREHOLDERS' EQUITY:
Common stock	2,208	2,157
Additional paid-in capital	847,172	799,647
Retained earnings	237,874	268,937
Accumulated other comprehensive loss	(21,635)	(7,539)
Total Compuware shareholders' equity	1,065,619	1,063,202
Non-controlling interest	16,661	21,109
Total shareholders' equity	1,082,280	1,084,311

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,849,871	$1,970,480

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2014	2013	2014	2013
REVENUES:
Software license fees	$32,189	$32,591	$58,876	$64,334
Maintenance fees	89,023	88,819	177,483	175,981
Subscription fees	19,949	19,931	39,311	40,063
Services fees	7,997	6,827	16,411	14,498
Application services fees	21,735	24,525	43,322	48,626
Total revenues	170,893	172,693	335,403	343,502

OPERATING EXPENSES:
Cost of software license fees	4,300	5,227	9,295	10,156
Cost of maintenance fees	5,942	6,846	12,864	14,185
Cost of subscription fees	8,506	8,450	16,708	16,290
Cost of services	6,901	5,892	13,633	12,534
Cost of application services	27,231	33,689	58,133	57,950
Technology development and support	19,615	21,379	39,567	45,070
Sales and marketing	50,976	47,356	104,079	99,623
Administrative and general	30,580	32,838	64,593	68,886
Restructuring costs	2,255	219	5,230	5,022
Total operating expenses	156,306	161,896	324,102	329,716

INCOME FROM CONTINUING OPERATIONS	14,587	10,797	11,301	13,786

OTHER INCOME (EXPENSE), NET	(935)	185	(712)	387

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	13,652	10,982	10,589	14,173

INCOME TAX PROVISION	5,275	3,008	3,568	1,937

NET INCOME FROM CONTINUING OPERATIONS INCLUDING NON-CONTROLLING INTEREST	8,377	7,974	7,021	12,236

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	-	7,212	-	12,917

NET INCOME INCLUDING NON-CONTROLLING INTEREST	8,377	15,186	7,021	25,153

Less: Net loss attributable to the non-controlling interest in Covisint Corporation	(774)	(1,154)	(2,182)	(1,154)

NET INCOME ATTRIBUTABLE TO COMPUWARE CORP	$9,151	$16,340	$9,203	$26,307

Amounts attributable to Compuware common shareholders
Income from continuing operations	8,377	7,974	7,021	12,236
Loss attributable to non-controlling interest	(774)	(1,154)	(2,182)	(1,154)
Income from continuing operations, net of tax	9,151	9,128	9,203	13,390
Income from discontinued operations, net of tax	-	7,212	-	12,917
Net income attributable to Compuware common shareholders	$9,151	$16,340	$9,203	$26,307

Diluted earnings per share:
Continuing operations	0.04	0.04	0.04	0.06
Discontinued operations	-	0.03	-	0.06
Diluted earnings per share	$0.04	$0.07	$0.04	$0.12

Weighted-average common shares outstanding	220,285	214,926	219,978	214,287
Dilutive effect of stock awards	3,385	5,503	3,511	5,720
Total shares	223,670	220,429	223,489	220,007

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2014	2013
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income including non-controlling interest	$7,021	$25,153
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	29,017	32,501
Stock award compensation	15,277	25,312
Deferred income taxes	(861)	(16,450)
Other	1,902	42
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	63,202	33,366
Prepaid expenses and other assets	(2,483)	5,640
Accounts payable and accrued expenses	(9,153)	(24,180)
Deferred revenue	(72,879)	(58,934)
Income taxes	(19,273)	4,634
Net cash provided by operating activities	11,770	27,084

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(5,923)	(5,953)
Capitalized software	(14,648)	(11,649)
Divestiture of business units	(8,046)	-
Other	-	(275)
Net cash used in investing activities	(28,617)	(17,877)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	-	37,500
Payments on borrowings	-	(41,500)
Net proceeds from exercise of stock awards including excess tax benefits	9,203	15,333
Employee contribution to common stock purchase plans	617	1,235
Repurchase of common stock	(6,960)	(6,415)
Dividends	(27,474)	(53,629)
Other	-	(608)
Net cash used in financing activities	(24,614)	(48,084)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(3,328)	(624)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(44,789)	(39,501)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	300,059	89,873

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$255,270	$50,372

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	SEP 30,		YR - YR
	2014	2013	% Chg
Total Product Software Revenue by Geography
North America	$81,835	$85,171	(3.9%)
International	59,326	56,170	5.6%

Deferred License Fees
Current	$14,569	$15,263	(4.5%)
Long-term	7,187	9,426	(23.8%)

Deferred Maintenance
Current	$254,587	$294,910	(13.7%)
Long-Term	225,372	251,137	(10.3%)

Deferred Subscription
Current	$42,003	$41,358	1.6%
Long-Term	10,112	7,042	43.6%

Deferred Services	$21,867	$22,358	(2.2%)

Deferred Application Services	$22,041	$31,503	(30.0%)

Other:
Total Company Headcount	2,975	4,338	(31.4%)

Total DSO (Billed)	67.9	66.0
Total DSO	165.3	150.7

Stock-based compensation expense

Cost of license fees	$-	$-	N/	A
Cost of maintenance fees	78	170	(54.1%)
Cost of subscription fees	4	1	300.0%
Cost of services	22	21	4.8%
Cost of application services	1,255	10,020	(87.5%)
Technology development and support	256	527	(51.4%)
Sales and marketing	1,888	803	135.1%
Administrative and general	2,974	3,253	(8.6%)
Restructuring costs	-	-	N/	A
Discontinued operations	-	80	(100.0%)

Total stock-based compensation expense before income taxes	$6,477	$14,875	(56.5%)

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

			Covisint
			Application	Unallocated
Quarter Ended:	Dynatrace	Mainframe	Services	Expenses	Total

September 30, 2014

Software license fees	$25,883	$6,306	-	-	$32,189
Maintenance fees	29,400	59,623	-	-	89,023
Subscription fees	19,949	-	-	-	19,949
Services fees	7,923	74	-	-	7,997
Application services fees	-	-	$21,735	-	21,735
Total revenues	83,155	66,003	21,735	-	170,893

Total operating expenses	73,285	15,907	28,899	38,215	156,306

Income (loss) from operations	$9,870	$50,096	$(7,164)	$(38,215)	$14,587
Contribution margin %	11.9%	75.9%	(33.0%)		8.5%

Operating expenses include:
Stock awards compensation	$2,410	$(31)	$1,255	$2,843	$6,477
Amortization of purchased software	$1,570	$-	$94	$-	$1,664
Amortization of other acquired intangible assets	$955	$-	$77	$-	$1,032

September 30, 2013

Software license fees	$25,027	$7,564	-	-	$32,591
Maintenance fees	24,596	64,223	-	-	88,819
Subscription fees	19,931	-	-	-	19,931
Services fees	6,796	31	-	-	6,827
Application services fees	-	-	$24,525	-	24,525
Total revenues	76,350	71,818	24,525	-	172,693

Operating expenses	69,260	16,821	34,362	$41,453	161,896

Income (loss) from operations	$7,090	$54,997	$(9,837)	$(41,453)	$10,797
Contribution margin %	9.3%	76.6%	(40.1%)		6.3%

Operating expenses include:
Stock awards compensation	$1,796	$(315)	$10,020	$3,294	$14,795
Amortization of purchased software	$2,296	$-	$94	$-	$2,390
Amortization of other acquired intangible assets	$1,707	$-	$96	$-	$1,803

Prior year amounts have been reclassified to reflect the transition of Dynatrace for Mainframe from the Mainframe segment to the Dynatrace segment.

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

			Covisint
			Application	Unallocated
Six Months Ended:	Dynatrace	Mainframe	Services	Expenses	Total

September 30, 2014

Software license fees	$47,270	$11,606	-	-	$58,876
Maintenance fees	57,695	119,788	-	-	177,483
Subscription fees	39,311	-	-	-	39,311
Services fees	16,255	156	-	-	16,411
Application services fees	-	-	$43,322	-	43,322
Total revenues	160,531	131,550	43,322	-	335,403

Total operating expenses	148,918	33,023	62,291	79,870	324,102

Income (loss) from operations	$11,613	$98,527	$(18,969)	$(79,870)	$11,301
Contribution margin %	7.2%	74.9%	(43.8%)		3.4%

Operating expenses include:
Stock awards compensation	$4,322	$216	$3,874	$6,865	$15,277
Amortization of purchased software	$3,190	$-	$188	$-	$3,378
Amortization of other acquired intangible assets	$2,693	$-	$154	$-	$2,847

September 30, 2013

Software license fees	$48,557	$15,777	-	-	$64,334
Maintenance fees	48,397	127,584	-	-	175,981
Subscription fees	40,063	-	-	-	40,063
Services fees	14,398	100	-	-	14,498
Application services fees	-	-	$48,626	-	48,626
Total revenues	151,415	143,461	48,626	-	343,502

Operating expenses	143,671	35,632	59,785	$90,628	329,716

Income (loss) from operations	$7,744	$107,829	$(11,159)	$(90,628)	$13,786
Contribution margin %	5.1%	75.2%	(22.9%)		4.0%

Operating expenses include:
Stock awards compensation	$4,619	$219	$10,506	$9,816	$25,160
Amortization of purchased software	$4,573	$-	$188	$-	$4,761
Amortization of other acquired intangible assets	$3,400	$-	$195	$-	$3,595

Compuware Corporation Reports Second Quarter, Fiscal Year 2015 Results
October 23, 2014

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2014	2013	2014	2013

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMPUWARE COPORATION	$9,151	$9,128	$9,203	$13,390
ADJUSTMENTS EXCLUDING IMPACT OF NON-CONTROLLING INTEREST
Stock compensation (excl. restructuring)	6,260	12,905	14,564	21,479
Amortization of purchased software	1,648	2,389	3,344	4,759
Amortization of acquired intangibles	1,019	1,801	2,819	3,594
Restructuring expense	2,255	219	5,230	5,022
Advisory fees	5,351	1,977	8,095	3,133
Income tax effect of above adjustments	(5,811)	(7,245)	(12,083)	(13,738)

Total adjustments	10,722	12,046	21,969	24,249

NON-GAAP NET INCOME FROM CONTINUING OPERATIONS	$19,873	$21,174	$31,172	$37,639

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS - GAAP	$0.04	$0.04	$0.04	$0.06

ADJUSTMENTS EXCLUDING IMPACT OF NON-CONTROLLING INTEREST
Stock compensation (excl. restructuring)	0.03	0.06	0.07	0.10
Amortization of purchased software	0.01	0.01	0.01	0.02
Amortization of acquired intangibles	0.00	0.01	0.01	0.02
Restructuring expense	0.01	0.00	0.02	0.02
Advisory fees	0.02	0.01	0.04	0.01
Income tax effect of above adjustments	(0.03)	(0.03)	(0.05)	(0.06)

Total adjustments	0.05	0.05	0.10	0.11

NON-GAAP EPS FROM CONTINUING OPERATIONS	$0.09	$0.10	$0.14	$0.17

Diluted shares outstanding	223,670	220,429	223,489	220,007

EPS amounts may not add to the total due to rounding